THIRD CONSOLIDATED AMENDMENT AGREEMENT

THIS THIRD CONSOLIDATED AMENDMENT AGREEMENT (hereinafter, "Amendment") made effective as of the 25th day of April, 2012 by and between, on the one hand, Nikolas Konstant, an individual, and, EOS Petro, Inc., a Delaware corporation, both with a business address located at 2049 Century Park East, Suite 3670, Los Angeles, CA 90067 (collectively, the "Borrower") and, on the other hand, Vatsala Sharma, with an address located at 22338 La Quilla Drive, Los Angeles, CA 91311, as the Lender (as defined below) ("Secured Lender").

1.0 **Affected Documents.** This Amendment shall concurrently amend the following six documents (collectively, "Loan Documents"):

(a) The Loan Agreement, attached as **Exhibit A**, between the Borrower and the Secured Lender, executed February 16, 2012;

(b) The Secured Promissory Note, attached as **Exhibit B**, issued concurrently with other security agreements and a Securities Purchase Agreement between the Borrower and the Secured Lender, executed February 16, 2012;

(c) The Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing, attached as **Exhibit C**, by Borrower in favor of Secured Lender, executed February 16, 2012; and

(d) The Collateral Assignment by Personal Guarantor, attached as **Exhibit D**, by Borrower to Secured Lender, executed February 16, 2012.

(e) Consolidated Amendment executed on February 23, 2012.

(f) Second Consolidated Amendment executed on March 30, 2012.

To the extent that any of the Loan Documents have language conflicting with this Amendment, the Amendment shall control.

2.0 **Modified Terms.** The following changes to the Loan Agreement executed on February 16, 2012 and Amended on February 23, 2012 and March 30, 2012:

2.1 Reference "Affected Documents" documents above Section 1.0(a), attached as **Exhibit A.** The following change is incorporated to the Loan Agreement: The **Loan Amount** shall change from "400,000" to "600,000" payable on or before May 30, 2012."

2.2 Reference "Affected Documents" documents above Section 1.0(b), attached as **Exhibit B.** The following change is incorporated to the Secured Promissory Note: The **Interest** shall change from "36,000" to "54,000" payable "on or before June 30, 2012."

2.3 Reference "Affected Documents" above Section 1.0(c). The following change is incorporated to the Leasehold Mortgage, Assignment, Security Agreement and Fixture Filing, attached as **Exhibit C**: The **Equity Incentive** shall change from "275,000" aggregate shares of EOS to "400,000" shares of EOS, expected to have a "going-out" trading value range of US$4.00 to US$7.00 per share.

2.4 Reference "Affected Documents" above Section 1.0(d). The following change is incorporated to the Collateral Assignment by Personal Guarantor, attached as **Exhibit D**: The **Maturity Date** shall commence on the date of this Third Amendment, April 25, 2012.

2.5 The **Other Debt** section shall change from "Borrower shall be prohibited from incurring any indebtedness during the term of the Loan" to "Borrower shall be prohibited from incurring any indebtedness beyond an additional $600,000 during the term of the Loan, which will require Sharma's consent, which shall not be unreasonably withheld. It is the understanding of the parties that the additional $600,000.00 will be added to Sharma's existing first priority lien position, thereby increasing the loan amount and adding an additional party to the Affected Documents, which shall at that time, together with Sharma, collectively become the "Secured Lender". However if the original Secured Lender (Sharma) does not have adequate security, which shall be solely determined by (Sharma), the Borrower shall provide additional security to Sharma's satisfaction, prior to the execution of all Loan Documents and Amendments.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed the day and year first above written.

ACCEPTED AND AGREED:

For "Lender"

Vatsala Sharma

For "Borrower"

EOS Petro, Inc.

BY: ______________________

Nikolas Konstant, Secretary

May-9, 2012

For "Borrower"

____

Nikolas Konstant an individual

May-9, 2012